Exhibit 21
                    Subsidiaries of ACC Corp.

                                      State, Province or Country of
         Name                         Incorporation

ACC Albany Telecom Corp.              Delaware
ACC Binghamton Telecom Corp.          Delaware
ACC Buffalo Telecom Corp.             Delaware
ACC Credit Corp.                      Delaware
ACC Global Corp.                      Delaware
ACC Local Fiber Corp.                 New York
ACC Long Distance Corp.               New York
ACC Long Distance Corp.               Delaware
ACC Long Distance of Arizona Corp.    Delaware
ACC Long Distance of California
    Corp.                             Delaware
ACC Long Distance of Connecticut
    Corp.                             Delaware
ACC Long Distance of Florida Corp.    Delaware
ACC Long Distance of Georgia Corp.    Delaware
ACC Long Distance of Illinois Corp.   Delaware
ACC Long Distance of Indiana Corp.    Delaware
ACC Long Distance of Maine Corp.      Delaware
ACC Long Distance of Maryland Corp.   Delaware
ACC Long Distance of Massachusetts
    Corp.                             Delaware
ACC Long Distance of Michigan Corp.   Delaware
ACC Long Distance of New Hampshire
    Corp.                             New Hampshire
ACC Long Distance of New Jersey Corp. Delaware
ACC Long Distance of Ohio Corp.       Delaware
ACC Long Distance of Pennsylvania
    Corp.                             Delaware
ACC Long Distance of Rhode Island
    Corp.                             Delaware
ACC Long Distance of Vermont Corp.    Delaware
ACC Long Distance of Washington Corp. Delaware
ACC Long Distance Ltd.                Ontario, Canada
ACC Long Distance Inc.                Ontario, Canada
ACC Long Distance UK Ltd.             United Kingdom
ACC Long Distance Sales Corp.         Delaware
ACC National Long Distance Corp.      Delaware
ACC National Telecom Corp.            Delaware
ACC Network Corp.                     New York
ACC Network Ltd.                      Ontario, Canada
ACC New York Telecom Corp.            Delaware
ACC Radio Corp.                       New York
ACC Rochester Telecom Corp.           Delaware
ACC Service Corp.                     Delaware
ACC Syracuse Telecom Corp.            Delaware
ACC TelEnterprises Ltd.               Ontario, Canada
Danbury Cellular Telephone Co.        Connecticut
ACC Cellular Corp. (not organized;
     dissolution pending)             Delaware
Cel Tel Corp. (dissolution pending)   Delaware
United Bluegrass Cellular Corp.
         (dissolution pending)        Delaware
Network Consultants (a general partnership;
     dissolution pending)             New York